STARBOARD INVESTMENT TRUST

Caritas All-Cap Growth Fund

Prospectus Supplement

August 30, 2013

This supplement to the Prospectus dated September 28, 2012 for the Caritas All-Cap Growth Fund, a series of the Starboard Investment Trust (the “Fund”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, prospective investors, and other interested parties that the Caritas All-Cap Growth Fund will not discontinue operations on August 30, 2013.  At a meeting held on July 25, 2013, the Fund’s Board of Trustees (the “Board”), in consultation with the Fund’s investment advisor, Caritas Capital, LLC (“Caritas Capital”), authorized the dissolution and liquidation of the Fund.  However, at a subsequent meeting held on August 22, 2013, the Board was presented with and reviewed possible alternatives to the liquidation of the Fund that had arisen since the meeting on July 25, 2013.   The Board has determined that it is in the best interests of the Fund and its shareholders for the Fund to continue operating and approved an Interim Investment Advisory Agreement (the “Interim Agreement”) with CV Investment Advisors, LLC (“CV Advisors”), an investment advisory firm registered with U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.  The Interim Agreement became effective upon approval by the Board.

The terms and conditions of the Interim Agreement are substantially identical to those of the previous investment advisory agreement between the Fund and Caritas Capital, and the Interim Agreement provides for the same advisory fee as that previously paid to Caritas Capital under the terms of the previous investment advisory agreement.  The foregoing notwithstanding, the Interim Agreement does differ from the previous investment advisory agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940: (i) the advisory fee otherwise payable under the Interim Agreement is held in an interest-bearing escrow account to be paid to CV Advisors pending approval by shareholders of the Fund of a permanent investment advisory agreement for the Fund; (ii) the term of the Interim Agreement is the earlier of 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (iii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to CV Advisors.  If shareholders of the Fund do not approve a new investment advisory agreement within 150 days from the date of the Interim Agreement, CV Advisors will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

In connection with the Interim Agreement, the new portfolio manager for the Fund is Brenda A. Smith.  Ms. Smith is the founder of CV Investment Advisors, LLC and CV Brokerage, Inc., a broker-dealer.  She is also the owner of BA Smith & Associates, LLC, an accounting and consulting firm.  Ms. Smith received her Bachelor of Science degree in Accounting from Louisiana State University.  She is a Certified Public Accountant, Certified Financial Planner, and Certified Internal Auditor, while also holding the Series 7, 24, 27, 53, 63, and 79 licenses.

Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement in the near future.  If shareholders of the Fund do not approve a permanent investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act of 1940, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

Investors Should Retain This Supplement for Future Reference